Exhibit 10.57

SECOND AMENDMENT TO 2011 LOAN AND SECURITY AGREEMENT

(Clean Coal Solutions, LLC)

THIS SECOND AMENDMENT TO 2011 LOAN AND SECURITY AGREEMENT (this “Amendment”) is made and dated as of May 21, 2012 (the “Effective Date”) by and between Clean Coal Solutions, LLC, a Colorado limited liability company (“Borrower”), and COBIZ BANK, a Colorado corporation dba Colorado Business Bank (“Bank”). For certain limited purposes, as set forth herein, ADA-ES, INC., a Colorado corporation, and MF REFINED COAL, LLC, a Wyoming limited liability company are parties hereto.

RECITALS

A. Borrower and Bank are parties to that certain Credit Agreement dated as of March 30, 2011, as amended by the First Amendment to 2011 Loan and Security Agreement dated as of March 7, 2012 (as amended, restated, modified, extended, renewed, replaced, and supplemented from time to time, the “Credit Agreement”).

B. In accordance with Section 12.5 of the Credit Agreement, Borrower and Bank have agreed to enter into this Amendment to amend and supplement certain terms and conditions contained in the Credit Agreement.

C. Other than as defined in this Amendment, all capitalized terms used in this Amendment without definition shall have the meanings given to such terms in the Credit Agreement.

NOW THEREFORE, in consideration of the premises and of the mutual covenants contained in this Amendment, the parties hereto agree as follows:

1. Increase in Commitment. Bank has agreed to increase the Commitment of Bank outstanding under the Credit Agreement by an amount of Three Million and No/100 Dollars ($3,000,000.00) (“Increased Commitment”). The Increased Commitment will be a revolving line of credit note.

2. Term of Increased Commitment. The Increased Commitment permitted pursuant to this Amendment must be paid back to the Bank not later than December 1, 2012.

3. Evidence of Increased Commitment. The Increased Commitment shall be evidenced by a promissory note in the form attached hereto as Exhibit A (the “Increased Commitment Note”).

4. Delivery of Certificate. Borrower will execute and deliver to Lender a certificate in the form attached hereto as Exhibit B.

5. Delivery of Pledge Agreement. The Increased Commitment will be secured by certain bank accounts owned by ADA-ES, Inc. and MF Clean Coal, LLC, each of which will execute and deliver to Lender a pledge agreement in the form attached hereto as Exhibit C.

6. Security for Increased Commitment. Borrower agrees to deposit with Bank, for Bank to hold as security for the Increased Commitment, the sum of Three Million and No/100 Dollars ($3,000,000.00). This deposit will be held by Bank in a money market account, paying interest at Bank’s normal rates. This deposit, and all interest earned thereon, is subject to all of the terms of the Loan Documents. Provided that the Increased Commitment is repaid to the Bank in accordance with the terms of the Increased Commitment Note, the funds in the money market account, and all interest earned thereon, shall be delivered to Borrower.

7. Delivery of Consents. Each of Borrower, ADA-ES, Inc. and MF Clean Coal, LLC will deliver to Bank, within thirty (30) days after the Effective Date, consents or other evidence of approval of this transaction in form and substance reasonably acceptable to Bank.

8. Fees. Borrower will pay Bank a fee of Five Thousand and no/100 dollars ($5,000.00) upon Borrower’s execution of this Amendment.

9. Section 5.2. Borrower reaffirms that Borrower is in compliance with Sections 5.2(b) and 5.2(c).

10. Costs. Borrower will pay Bank’s attorneys fees, for preparation of this Amendment.

11. Miscellaneous.

(a)	The paragraph headings used herein are intended for reference purposes only and shall not be considered in the interpretation of the terms and conditions hereof.

(b)	The terms and conditions of this Amendment shall be binding upon and shall inure to the benefit of the parties hereto, their successors and permitted assigns.

(c)	This Amendment may be executed in any number of counterparts, and by Bank and Borrower on separate counterparts, each of which, when so executed and delivered, shall be an original, but all of which shall together constitute one and the same Amendment.

(d)	Except as expressly modified by this Amendment, the Credit Agreement shall remain in full force and effect and shall be enforceable in accordance with its terms.

(e)	This Amendment, the Credit Agreement, and the other Loan Documents constitute the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersede all prior negotiations, understandings, and agreements between such parties with respect to such subject matter.

(f)	This Amendment, and the transactions evidenced hereby, shall be governed by, and construed under; the internal laws of the State of Colorado, without regard to principles of conflicts of law, as the same may from time to time be in effect, including, without limitation, the Uniform Commercial Code as in effect in the State of Colorado.

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above set forth.

BORROWER:

CLEAN COAL SOLUTIONS, LLC, a Colorado limited liability company

By:	/s/ W. Randall Dietrich

Name (Print)	W. Randall Dietrich
Manager

LENDER:

COBIZ BANK, a Colorado corporation dba Colorado Business Bank

By:
Douglas L. Pogge, Senior Vice President

Exhibit A

Form of

Increased Commitment Note

INCREASED COMMITMENT NOTE

Denver, Colorado

Principal Amount: $3,000,000.00

May 21, 2012

For value received, the undersigned, CLEAN COAL SOLUTIONS, LLC, a Colorado limited liability company (“Borrower”), hereby promises to pay to the order of COBIZ BANK, a Colorado corporation dba Colorado Business Bank (“Bank”), the principal amount of Three Million and no/100 Dollars ($3,000,000.00) on or before December 1, 2012. Borrower also promises to pay on the first business day of each calendar month, interest, accrued in arrears, until all amounts outstanding hereunder are paid in full. Interest shall be calculated on the amount outstanding hereunder at a rate of three hundred (300) basis points over the interest rate paid by Bank on the accounts which serve as collateral for this Increased Commitment Note. The terms and conditions of the Credit Agreement dated as of March 30, 2011 between Borrower and Bank (as amended, restated, modified, extended, renewed, replaced, and supplemented from time to time, the “Credit Agreement”), except as modified herein, remain in full force and effect. All capitalized terms used herein, but not defined herein, shall have the meanings give to such terms in the Credit Agreement.

Bank agrees to make available to Borrower a line of credit in the maximum aggregate principal amount of this Increased Commitment Note. Borrower shall be permitted to borrow and reborrow as Borrower desires so long as no Event of Default has occurred and is continuing hereunder or under the Credit Agreement. Borrower shall request advances hereunder in accordance with Section 2.2(a) of the Credit Agreement. Each such request for an advance hereunder shall be irrevocable and shall be deemed a representation by Borrower it has satisfied or caused to be satisfied the applicable conditions set forth in Section 5.1 and 5.2 of the Credit Agreement.

Both principal and interest are payable in lawful money of the United States of America and in immediately available funds to Bank at Bank’s address as provided in the Credit Agreement. The amounts due hereunder may be prepaid, without premium or penalty, in whole or in part, at any time.

This Increased Commitment Note is one of the Notes referred to in and is entitled to the benefits of the Credit Agreement. All capitalized terms used herein, but not defined herein are used as defined in the Credit Agreement.

This Increased Commitment Note is secured by cash collateral accounts in the total amount of Three Million and no/100 Dollars ($3,000,000.00) which are held by Bank.

If this Increased Commitment Note in not paid when due, Borrower agrees to pay, in addition to principal and interest, all costs of collection, including reasonable attorneys’ fees and legal expenses, whether or not legal proceedings are commenced. Bank shall be entitled to all the rights and remedies set forth in the Credit Agreement and the other Loan Documents.

Presentment or other demand for payment, notice of dishonor and protest are expressly waived.

THIS INCREASED COMMITMENT NOTE HAS BEEN DELIVERED AND ACCEPTED AT, AND SHALL BE DEEMED TO HAVE BEEN MADE AT, DENVER, COLORADO. THIS INCREASED COMMITMENT NOTE SHALL BE DEEMED TO BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF COLORADO (WITHOUT REFERENCE TO THE COLORADO CONFLICTS OF LAW PRINCIPLES). BORROWER CONSENTS TO THE JURISDICTION AND VENUE OF THE DISTRICT COURT FOR THE DISTRICT OF COLORADO AND THE DISTRICT COURT FOR THE CITY AND COUNTY OF DENVER, COLORADO, IN THE EVENT OF ANY LITIGATION PERTAINING TO THE NEGOTIATION, EXECUTION, AND DELIVERY OF THIS INCREASED COMMITMENT NOTE, THE ENFORCEMENT OF ANY INDEBTEDNESS, LIABILITY, OBLIGATION, RIGHT OR REMEDY DESCRIBED HEREIN OR ANY CLAIM, DEFENSE, SETOFF OR COUNTERCLAIM IN CONNECTION HEREWITH.

AS A SPECIFICALLY BARGAINED INDUCEMENT FOR BANK TO MAKE THE LOAN EVIDENCED BY THIS INCREASED COMMITMENT NOTE TO BORROWER, BORROWER HEREBY WAIVES ITS RIGHTS TO DEMAND A JURY TRIAL IN THE EVENT OF ANY LITIGATION PERTAINING TO THE NEGOTIATION, EXECUTION, AND DELIVERY OF THIS INCREASED COMMITMENT NOTE, THE ENFORCEMENT OF ANY OBLIGATION, RIGHT OR REMEDY DESCRIBED HEREIN, OR ANY CLAIM, DEFENSE, SETOFF OR COUNTERCLAIM IN CONNECTION HEREWITH

BORROWER:

CLEAN COAL SOLUTIONS, LLC, a Colorado limited liability company

By:

Name (Print)
Manager

Exhibit B

Form of Borrower Certification

BORROWER CERTIFICATION

With Respect to

SECOND AMENDMENT TO 2011 LOAN AND SECURITY AGREEMENT

(Clean Coal Solutions)

The undersigned, as a duly authorized manager of Clean Coal Solutions, LLC, a Colorado limited liability company (“Borrower”), in conjunction with the Second Amendment to 2011 Loan and Security Agreement, hereby certifies to CoBiz Bank, a Colorado corporation, dba Colorado Business Bank that no “Principal” of Borrower has been convicted of, or pled no contest to, a felony under state or federal law (excluding crimes related to traffic or motor vehicle offenses) or to any other crime that requires identification in any registry and/or notification program maintained by any federal or state jurisdiction.

For the purposes of this Certification, “Principal” is deemed to include: (i) each Manager of Borrower, (ii) each director of Borrower, (iii) the five (5) most highly compensated executives and officers of Borrower, and (iv) each natural person who is a direct or indirect holder of more than twenty percent (20%) or more of the ownership stock or stock equivalent of Borrower.

The undersigned, for himself and on behalf of Borrower, acknowledges that CoBiz Bank, a Colorado corporation, dba Colorado Business Bank is relying upon the truth of the statements set forth in this Borrower Certification to make a loan to Borrower.

Dated this 21st day of May, 2012

BORROWER:

CLEAN COAL SOLUTIONS, LLC, a Colorado limited liability company

By:

Name (Print)
Manager

Exhibit C

Form of Pledge Agreement

PLEDGE AGREEMENT

THIS PLEDGE AGREEMENT, dated as of May 21, 2012, is by and between ADA-ES, INC., a Colorado corporation, and MF REFINED COAL, LLC, a Wyoming limited liability company (together the “Pledgors” and individually a “Pledgor”) and COBIZ BANK, A COLORADO CORPORATION DBA COLORADO BUSINESS BANK (the “Bank”).

RECITALS

Pledgors acknowledge the following:

A. Clean Coal Solutions, LLC, a Colorado limited liability company (“Borrower”), and Bank are parties to that certain Credit Agreement dated as of March 30, 2011, as amended by the First Amendment to 2011 Loan and Security Agreement dated as of March 7, 2012 (as amended, restated, modified, extended, renewed, replaced, and supplemented from time to time, the “Credit Agreement”). Borrower’s obligations to Bank are evidenced pursuant to the Credit Agreement;

B. Borrower and Bank are entering into a Second Amendment to 2011 Loan and Security Agreement (“Second Amendment”), and, as a condition of the Second Amendment, Bank is requiring Pledgors grant to Bank a security interest in certain bank deposits held by Bank which are in the name of a Pledgor;

C. ADA-ES, Inc. is an owner of an interest in Borrower. MF Refined Coal. LLC is an owner of a majority interest in NexGen Refined Coal, LLC, which is an owner of an interest in Borrower.

B. As a condition precedent to execution of the Second Amendment, Bank requires, among other things, that Pledgors grant to Bank a security interest in certain bank accounts as provided in this Pledge Agreement as security for the prompt and complete payment and performance when due of all obligations of Borrower set forth in the Credit Agreement and the other Loan Documents and in any other instrument now or hereafter given to evidence, secure or guaranty Pledgers’ obligations to Bank (the “Obligations”).

AGREEMENTS

In consideration of the Recitals and to induce Bank to enter into the Reimbursement and to issue the Letter of Credit, Pledgors hereby agrees as follows for the benefit of Bank:

1. Defined Terms. Capitalized terms not otherwise defined herein shall have the meanings assigned in the Credit Agreement.

2. Pledge. Pledgors hereby pledge, assign, hypothecate and grant to Bank as a first lien on, and security interest in, all of Pledgors’ right, title and interest in and to Account No. 7316119 in the name of ADA ES, Inc. and Account No. 7316100 held by MF Refined Coal, LLC (the “Accounts”), all interest accruing thereon and all proceeds thereof, including all sums deposited in the Accounts, and in any other depository or investment account or accounts that contain the proceeds of the Accounts (the “Collateral”), as security for the prompt and complete payment and performance when due of all of the Obligations.

3. Bank’s Rights and Obligations Regarding Accounts. Upon the occurrence, and during the continuation, of an Event of Default, any amounts held in the Accounts shall be held and used in accordance with the terms of the Credit Agreement and further, Bank is and shall be entitled to all of the rights, powers and remedies concerning the Collateral afforded a secured party by the Uniform Commercial Code of Colorado, to the extent such law is applicable, and all other remedies available under applicable law, including the right of setoff against the Collateral.

4. Representations, Warranties and Covenants of Pledgors. Pledgors represent and warrant that: (a) no person or persons other than Pledgors will have any right, title or interest in and to the Accounts; (b) each Pledgor will obtain a substantial benefit for its own purposes from the execution, delivery and performance of the Second Amendment; (c) each Pledgor has, full corporate power, authority and legal right to deliver and pledge all of its right, title and interest in and to the Accounts pursuant to this Pledge Agreement; and (d) neither Pledgor has previously pledged any right, title or interest of Pledgors in or to the Accounts, or the proceeds thereof, to any other person or entity. Pledgors covenant and agree that they will defend Bank’s right, title and security interest in and to the Collateral against the claims and demands of all persons whomsoever.

5. Further Assurances. Pledgors agree that, at any time and from time to time upon the written request of Bank, Pledgors will execute and deliver such further documents and do such further acts and things as Bank may reasonably request in order to effect the purposes of this Pledge Agreement.

6. Severability. Any provision of this Pledge Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

7. No Waiver; Cumulative Remedies. Bank shall not, by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder and no waiver shall be valid unless in writing, signed by Bank, and then only to the extent therein set forth. A waiver by Bank of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which Bank would otherwise have on any further occasion. No failure to exercise nor any delay in exercising on the part of Bank, any right, power or privilege hereunder, shall operate as a waiver thereof, or shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights or remedies provided by law.

8. Expenses Secured. Borrower agrees to pay on demand all reasonable costs and expenses, if any (including reasonable counsel, consultant and appraiser fees and expenses), in connection with the exercise and enforcement (whether through negotiations, legal proceedings or otherwise) of Bank’s rights and remedies provided by this Pledge Agreement, the Credit Agreement or any other loan document, or which by law shall be payable by Borrower, expressly including all such costs and expenses incurred by Bank in connection with or during the pendency of any bankruptcy or insolvency proceedings involving Borrower. All such expenses shall be part of the Obligations, and shall be secured by the Accounts.

9. Release. This Pledge Agreement, and Bank’s interest in and to any of the Accounts, shall terminate and expire as such time as the Obligations have been paid and performed in full. Upon such termination of this Pledge Agreement, Bank agrees to take any and all actions as Pledgors may reasonably request to evidence such termination.

10. Binding Effect. This Pledge Agreement and all obligations of Pledgors hereunder shall be binding upon the successors and assigns of Pledgors, and shall, together with the rights and remedies of Bank hereunder, inure to the benefit of Bank and its successors and assigns. This Pledge Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the State of Colorado.

PLEDGORS:

MF REFINED COAL, LLC, A Wyoming limited liability company

By:

Name (Print)
Manager

ADA-ES, Inc., a Colorado corporation

By:

Name (Print)
Title (Print)

LENDER:

COBIZ BANK, a Colorado corporation dba Colorado Business Bank

By:
Douglas L. Pogge, Senior Vice President